UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2019

TRICIDA, INC. (Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TCDA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On August 14, 2019, Tricida, Inc. (the “Company”) entered into a Third Amendment to Lease (the “Third Amendment”) with ARE-San Francisco No. 17, LLC (the “Landlord”), which amended that certain Lease Agreement dated as of April 4, 2014 (the "Original Lease"), as amended by that certain First Amendment to Lease dated as of August 2, 2017 (the "First Amendment"), and as further amended by that certain Second Amendment to Lease dated as of November 7, 2017 (the "Second Amendment," together with the Original Lease, the First Amendment and the Third Amendment, the “Lease”).
Pursuant to the Third Amendment, the Company agreed to lease an additional 19,177 square feet (the “Second Expansion Premises”) of rentable square feet at the Company’s offices in South San Francisco, California from Landlord commencing on September 1, 2020, or the date of delivery of the Second Expansion Premises by Landlord (such actual date of delivery, the “Second Expansion Premises Commencement Date”). The Second Expansion Premises will expand the Company’s leased square footage in the building to 46,074 square feet (the “Premises”). The term of the Lease was extended to the date that is 84 months after the Second Expansion Premises Commencement Date.
The Third Amendment provides that the base rent for the Second Expansion Premises will be $4.95 per month commencing on the Second Expansion Premises Commencement Date, with annual upward adjustments of 3% of the then-current base rent thereafter. For the first 12 calendar months following the Second Expansion Premises Commencement Date, the Company will be required to pay base rent with respect to only 10,177 rentable square feet of the Second Expansion Premises.
The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated herein by reference.

Item 8.01	Other Events
On November 7, 2017, the Company entered into the Second Amendment with the Landlord. The Second Amendment is filed as Exhibit 99.1 of this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01(d)	Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Lease, dated August 14, 2019, between Tricida, Inc. and ARE-San Francisco No. 17, LLC

99.1	Second Amendment to Lease, dated November 7, 2017, between Tricida, Inc. and ARE-San Francisco No. 17, LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICIDA, INC.

Dated: August 19, 2019	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Financial Officer and Senior Vice President